BARON

FUNDS®

Baron Fifth Avenue Growth Fund

Supplement dated November 15, 2017

to Summary Prospectus dated January 27, 2017

IMPORTANT NOTICE REGARDING CHANGE IN THE FEES AND EXPENSES

OF BARON FIFTH AVENUE GROWTH FUND

Effective November 15, 2017, in connection with the lowering of certain fees and expenses of Baron Fifth Avenue Growth Fund (the “Fund”), the Summary Prospectus of the Fund is modified as follows:

On page 1 of the Summary Prospectus, the “Annual Fund Operating Expenses” table is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)

	Management Fee	Distribution (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Expense Waivers	Total Annual Fund Operating Expenses After Expense Waivers[2]
BARON FIFTH AVENUE GROWTH FUND[1]
Retail Shares	0.70%	0.25%	0.19%	1.14%	(0.14)%	1.00%
Institutional Shares	0.70%	0.00%	0.15%	0.85%	(0.10)%	0.75%
R6 Shares	0.70%	0.00%	0.14%	0.84%	(0.09)%	0.75%

[1]	Based on the fiscal year ended September 30, 2016 (restated to reflect management fee reduction from 0.90% to 0.70% and current expense waivers).

[2]

BAMCO, Inc. (“BAMCO” or the “Adviser”) has agreed that for so long as it serves as the Adviser to the Fund, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (expenses such as portfolio transaction costs, interest, dividend and extraordinary expenses are not subject to the operating expense limitation) to 1.00% of average daily net assets of Retail Shares and 0.75% of average daily net assets of Institutional Shares and R6 Shares.

On page 1 of the Summary Prospectus, the “Example” paragraph and table are deleted in their entirety and replaced with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON FIFTH AVENUE GROWTH FUND
Retail Shares	$102	$318	$552	$1,225
Institutional Shares	$77	$240	$417	$930
R6 Shares	$77	$240	$417	$930

This information supplements the Summary Prospectus dated January 27, 2017. This Supplement and the Summary Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.